                                                                    EX-99.g.1(b)

                          LIST OF AUTHORIZED PERSONS
                             THE BRINSON FUNDS AND
                          BRINSON RELATIONSHIP FUNDS

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate trades on behalf of The Brinson Funds and Brinson Relationship Funds. All prior authorizations are superseded by this list.

                                                        Initials
                                                        --------

/s/ Michael A. Abellera                                    M.A.A.
------------------------------------                    -------------
Michael A. Abellera

/s/ Shelley J. Aron                                        S.J.A.
------------------------------------                    -------------
Shelley J. Aron

/s/ Christopher B. Baker                                   C.B.B.
------------------------------------                    -------------
Christopher B. Baker

/s/ Thomas D. Clarkson                                     T.D.C.
------------------------------------                    -------------
Thomas D. Clarkson

/s/ Norman Cumming                                         N.C.
------------------------------------                    -------------
Norman Cumming

/s/ James D. Foster                                        J.D.F.
------------------------------------                    -------------
James D. Foster

/s/ Paul J. Harvey                                         P.J.H.
------------------------------------                    -------------
Paul J. Harvey

/s/ B. Craig Hutson                                        B.C.H.
------------------------------------                    -------------
B. Craig Hutson

/s/ Jane L. Hutson                                         J.L.H.
------------------------------------                    -------------
Jane L. Hutson

/s/ James C. Jackson                                       J.C.J.
------------------------------------                    -------------
James C. Jackson

/s/ Debbie J. Johnson                                      D.J.J.
------------------------------------                    -------------
Debbie J. Johnson

/s/ Kiki Katsikas                                          K.K.
------------------------------------                    -------------
Kiki Katsikas

/s/ Linda A. Kent                                          L.A.K.
------------------------------------                    -------------
Linda A. Kent

/s/ Phillip B. Krauss                                      P.B.K.
------------------------------------                    -------------
Phillip B. Krauss

/s/ Matt Kruyswyk                                          M.K.
------------------------------------                    -------------
Matt Kruyswyk

/s/ Megan B. Lamb                                          M.B.L.
------------------------------------                    -------------
Megan B. Lamb

/s/ John C. Leonard                                        J.C.L.
------------------------------------                    -------------
John C. Leonard

/s/ Cheryl Lim                                             C.L.
------------------------------------                    -------------
Cheryl Lim

/s/ James C. Malles                                        J.C.M.
------------------------------------                    -------------
James C. Malles

/s/ Alvin W. Marley                                        A.W.M.
------------------------------------                    -------------
Alvin W. Marley

/s/ Anthony J. Meyer                                       A.J.M.
------------------------------------                    -------------
Anthony J. Meyer

/s/ Lydia J. Miller                                        L.J.M.
------------------------------------                    -------------
Lydia J. Miller

/s/ Robert C. Moore                                        R.C.M.
------------------------------------                    -------------
Robert C. Moore

/s/ Ranji Nagaswami                                        R.N.
------------------------------------                    -------------
Ranji Nagaswami

/s/ Pamela M. Siple                                        P.M.S.
------------------------------------                    -------------
Pamela M. Siple

/s/ Gregory P. Smith                                       G.P.S.
------------------------------------                    -------------
Gregory P. Smith

/s/ David A. Strouse                                       D.A.S.
------------------------------------                    -------------
David A. Strouse

/s/ Justin C. Tabellione                                   J.C.T.
------------------------------------                    -------------
Justin C. Tabellione

/s/ Chester F. Wierciak                                    C.F.W.
------------------------------------                    -------------
Chester F. Wierciak

/s/ Mary Wilson                                            M.W.
------------------------------------                    -------------
Mary Wilson

/s/ Glenn G. Wozniak                                       G.G.W.
------------------------------------                    -------------
Glenn G. Wozniak

                          LIST OF AUTHORIZED PERSONS
                             THE BRINSON FUNDS AND
                          BRINSON RELATIONSHIP FUNDS


The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, excluding cash movements. All prior authorizations are superseded by this list.

                                                        Initials
                                                        --------

/s/ Joseph A. Anderson                                     J.A.A.
------------------------------------                    -------------
Joseph A. Anderson

/s/ Erik D. Boyme                                          E.D.B.
------------------------------------                    -------------
Erik D. Boyme

/s/ Jennifer J. Drum                                       J.J.D.
------------------------------------                    -------------
Jennifer J. Drum

/s/ Renee Frodin                                           R.F.
------------------------------------                    -------------
Renee Frodin

/s/ Alta M. Jacko                                          A.M.J.
------------------------------------                    -------------
Alta M. Jacko

/s/ Jennifer L. Lauer                                      J.L.L.
------------------------------------                    -------------
Jennifer L. Lauer

/s/ Robert J. Oliver                                       R.J.O.
------------------------------------                    -------------
Robert J. Oliver

/s/ Kirk R. Sims                                           K.R.S.
------------------------------------                    -------------
Kirk R. Sims

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, as well as initiate cash movements.

                                                        Initials
                                                        --------

/s/ Samuel W. Anderson                                     S.W.A.
------------------------------------                    -------------
Samuel W. Anderson

/s/ Carolyn M. Burke                                       C.M.B.
------------------------------------                    -------------
Carolyn M. Burke

/s/ Richard C. Carr                                        R.C.C.
------------------------------------                    -------------
Richard C. Carr

/s/ Jeffrey J. Diermeier                                   J.J.D.
------------------------------------                    -------------
Jeffrey J. Diermeier

/s/ Thomas J. Digenan                                      T.J.D.
------------------------------------                    -------------

Thomas J. Digenan

/s/ David E. Floyd                                         D.E.F.
------------------------------------                    -------------
David E. Floyd

/s/ Mark F. Kemper                                         M.F.K.
------------------------------------                    -------------
Mark F. Kemper

/s/ E. Thomas McFarlan                                     E.T.M.
------------------------------------                    -------------
E. Thomas McFarlan

/s/ Debra L. Nichols                                       D.L.N.
------------------------------------                    -------------
Debra L. Nichols

/s/ Nicholas C. Rassas                                     N.C.R.
------------------------------------                    -------------
Nicholas C. Rassas

                      CHASE GLOBAL FUNDS SERVICES COMPANY



DATE:             August 2, 1999

RE:        Funds Transfer Authorization
           ----------------------------

The following is a list of Chase Global Funds Services Company personnel authorized to instruct Chase to transfer funds between the transfer agent operating accounts and the Brinson custody accounts.

   NAME                                    TITLE                                SIGNATURE
Nick Tuberosa                      Director, Vice President                 /s/ Nick Tuberosa
                                                                            -----------------

John Sheppard                      Assistant Vice President                 /s/ John Sheppard
                                                                            -----------------

Danielle Murray                    Assistant Treasurer                      /s/ Danielle Murray
                                                                            -------------------

Louis DiMuzio                      Supervisor                               /s/ Louis DiMuzio
                                                                            -----------------

NingSu Chan                        Supervisor                               /s/ NingSu Chan
                                                                            ---------------

Keith Mostyn                       Supervisor                               /s/ Keith Mostyn
                                                                            ----------------

Eric Klein                         Assistant Treasurer                      /s/ Eric Klein
                                                                            --------------

UBS Brinson Limited - London

                 List of Authorized Signatures - July 1, 1999
                 --------------------------------------------

Printed Name                                  Signature

Tony Anderson                                  /s/ Tony Anderson
                                               ----------------------------

Martin Ashdown                                 /s/ Martin Ashdown
                                               ----------------------------

Ronald Aziz                                    /s/ Ronald Aziz
                                               ----------------------------

Tom Barrett                                    /s/ Tom Barrett
                                               ----------------------------

Sarah Bedwell                                  /s/ Sarah Bedwell
                                               ----------------------------

Justin Beech                                   /s/ Justin Beech
                                               ----------------------------

David Blaskett                                 /s/ David Blaskett
                                               ----------------------------

Mark Boylan                                    /s/ Mark Boylan
                                               ----------------------------

Katy Bradbury                                  /s/ Katy Bradbury
                                               ----------------------------

Douglas Bryden                                 /s/ Douglas Bryden
                                               ----------------------------

Richard Bustard                                /s/ Richard Bustard
                                               ----------------------------

Tiffany Clay                                   /s/ Tiffany Clay
                                               ----------------------------

Richard Collins                                /s/ Richard Collins
                                               ----------------------------

Norman Cumming                                 /s/ Norman Cumming
                                               ----------------------------

Megan Doherty                                  /s/ Megan Doherty
                                               ----------------------------

Godfrey Dutton                                 /s/ Godfrey Dutton
                                               ----------------------------

Sally Elliott                                  /s/ Sally Elliott
                                               ----------------------------

Richard Fosker                                 /s/ Richard Fosker
                                               ----------------------------

                 List of Authorized Signatures - July 1, 1999
                 --------------------------------------------

Printed Name                                   Signature

Michael Frankland                              /s/ Michael Frankland
                                               ----------------------------

Mark Gunn                                      /s/ Mark Gunn
                                               ----------------------------

Peter Haliwell                                 /s/ Peter Haliwell
                                               ----------------------------

Susan Hakki-Haroun                             /s/ Susan Hakki-Haroun
                                               ----------------------------

Nigel Head                                     /s/ Nigel Head
                                               ----------------------------

James Hedley                                   /s/ James Hedley
                                               ----------------------------

David Helson                                   /s/ David Helson
                                               ----------------------------

Steven Herbert                                 /s/ Steven Herbert
                                               ----------------------------

Amanda Hext                                    /s/ Amanda Hext
                                               ----------------------------

Theresa Hickman                                /s/ Theresa Hickman
                                               ----------------------------

Nicola Hinton                                  /s/ Nicola Hinton
                                               ----------------------------

Sam Horowitz                                   /s/ Sam Horowitz
                                               ----------------------------

Michael Humphries                              /s/ Michael Humphries
                                               ----------------------------

Steve Jenson                                   /s/ Steve Jenson
                                               ----------------------------

Suhail Khawaja                                 /s/ Suhail Khawaja
                                               ----------------------------

Christopher Leonard                            /s/ Christopher Leonard
                                               ----------------------------

Steven Liu                                     /s/ Steven Liu
                                               ----------------------------

Graham Lock                                    /s/ Graham Lock
                                               ----------------------------

Steven Lowe                                    /s/ Steven Lowe
                                               ----------------------------

Caroline Martin                                /s/ Caroline Martin
                                               ----------------------------

Darren Mason                                   /s/ Darren Mason
                                               ----------------------------

Paula Matthews                                 /s/ Paula Matthews
                                               ----------------------------

Piers Maynard                                  /s/ Piers Maynard
                                               ----------------------------

                 List of Authorized Signatures - July 1, 1999
                 --------------------------------------------


Printed Name                                   Signature

Nicola Milne                                   /s/ Nicola Milne
                                               ---------------------------

Anne-Marie Parish                              /s/ Anne-Marie Parish
                                               ---------------------------

Mark Petherham                                 /s/ Mark Petherham
                                               ---------------------------

Suzanne Phillips                               /s/ Suzanne Phillips
                                               ---------------------------

Richard Pollack                                /s/ Richard Pollack
                                               ---------------------------

Paul Purser                                    /s/ Paul Purser
                                               ---------------------------

Philip Roberts                                 /s/ Philip Roberts
                                               ---------------------------

Barrie Senior                                  /s/ Barrie Senior
                                               ---------------------------

Mark Skeggs                                    /s/ Mark Skeggs
                                               ---------------------------

Hanneke Smits                                  /s/ Hanneke Smits
                                               ---------------------------

Lena Stoneham                                  /s/ Lena Stoneham
                                               ---------------------------

Nina Terry                                     /s/ Nina Terry
                                               ---------------------------

Frances Wadsworth                              /s/ Frances Wadsworth
                                               ---------------------------

Mark Wauton                                    /s/ Mark Wauton
                                               ---------------------------

Arwyn Wickerson                                /s/ Arwyn Wickerson
                                               ---------------------------